UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

On August 3, 2018, Steel Partners Holdings L.P., a Delaware limited partnership (the "Registrant"), following a competitive bidding process, notified BDO USA, LLP ("BDO") that the Registrant was dismissing BDO as its independent registered public accounting firm effective upon completion of the filing of the Registrant's Form 10-Q for the quarter ended June 30, 2018 (the "Filing Date"). The Audit Committee of the Board of Directors of Steel Partners Holdings GP Inc., as General Partner of the Registrant, approved the dismissal.

The reports of BDO on the financial statements of the Registrant for the years ended December 31, 2016 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2016 and 2017 and through the Filing Date, there have been no:

(i) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or
(ii) "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided BDO with a copy of this Form 8-K, and has requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated August 8, 2018, indicating that BDO is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On August 6, 2018, the Registrant engaged Deloitte & Touche LLP ("Deloitte") as the Registrant's independent registered public accountant effective upon the Filing Date. The engagement was approved by the Audit Committee of the Board of Directors of Steel Partners Holdings GP Inc., as General Partner of the Registrant, and was made after a competitive bidding process and evaluation. During the Registrant's two most recent fiscal years and the subsequent interim period through the Filing Date, the Registrant did not consult Deloitte with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibits
16.1	Letter of BDO USA, LLP dated August 8, 2018 to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 8, 2018	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Douglas B. Woodworth
Douglas B. Woodworth
Chief Financial Officer